                                                                   EXHIBIT 10.17

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

                      COTTON VALLEY RESOURCES CORPORATION

             Incorporated Under the Laws of the Province of Ontario

No. 97L-1                                                   161,351 Common Stock
                                                               Purchase Warrants
                          CERTIFICATE FOR COMMON STOCK
                               PURCHASE WARRANTS

         1. Warrant. This Warrant Certificate certifies that LIVIAKIS FINANCIAL COMMUNICATIONS, INC., or registered assigns (the "Registered Holder"), is the registered owner of the above indicated number of Warrants expiring on the Expiration Date, as hereinafter defined. One (1) Warrant entitles the Registered Holder to purchase one (1) share of the common stock (a "Share") of Cotton Valley Resources Corporation, an Ontario corporation (the "Company"), from the Company at a purchase price of Two Dollars and Eight Cents (US$2.08) (the "Exercise Price") at any time during the Exercise Period, as hereinafter defined, upon surrender at the principal office of the Company of this Warrant Certificate with the exercise form appended hereto duly completed and executed and accompanied by payment of the Exercise Price.

         Upon due presentment for transfer or exchange of this Warrant Certificate at the principal office of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued in exchange for this Warrant Certificate, subject to the limitations provided herein, upon payment of any tax or governmental charge imposed in connection with such transfer. Subject to the terms hereof, the Company shall deliver Warrant Certificates in required whole number denominations to Registered Holders in connection with any transfer or exchange permitted hereunder.

         2. Restrictive Legend. Each Warrant Certificate and each certificate representing Shares issued upon exercise of a Warrant, unless such Shares are then





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registered under the Securities Act of 1933, as amended (the "Act"), shall bear a legend in substantially the following form:

        "THE [SECURITIES] REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE."

         3. Exercise. Subject to the terms hereof, the Warrants evidenced by this Warrant Certificate may be exercised at the Exercise Price in whole or in part at any time during the period (the "Exercise Period") commencing on June 18, 1997 and terminating at 5:00 p.m., Central standard time, on April 30, 2002 (the "Expiration Date"). The Exercise Period may be extended by the Company's Board of Directors.

                 A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date (the "Exercise Date") of the surrender to the Company at its principal offices of this Warrant Certificate with the exercise form attached hereto completed and executed by the Registered Holder and accompanied by payment to the Company, in cash or by check (which shall be accepted subject to collection), of an amount equal to the aggregate Exercise Price for the Warrants being exercised, in lawful money of Canada.

                 The person entitled to receive the Shares issuable upon exercise of a Warrant or Warrants ("Warrant Shares") shall be treated for all purposes as the holder of such Warrant Shares as of the close of business on the Exercise Date. The Company shall not be obligated to issue any fractional share interests in Warrant Shares issuable or deliverable on the exercise of any Warrant or scrip or cash with respect thereto, and such right to a fractional share shall be of no value whatsoever. If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full Shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full shares issuable on such exercise.

                 Promptly, and in any event within ten business days after the Exercise Date, the Company shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the number of Warrant Shares deliverable on such exercise.

         The Company may deem and treat the Registered Holder of the Warrants at any time as the absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary. The Warrants shall not entitle the Registered





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Holder thereof to any of the rights of shareholders or to any dividend declared on the Shares unless the Registered Holder shall have exercised the Warrants and thereby purchased the Warrant Shares prior to the record date for the determination of holders of Shares entitled to such dividend or other right.

         4. Reservation of Shares and Payment of Taxes. The Company covenants that it will at all times reserve and have available from its authorized Common Stock such number of Shares as shall then be issuable on the exercise of outstanding Warrants. The Company covenants that all Warrant Shares which shall be so issuable shall be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

                 The Registered Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrant Shares on exercise of the Warrants. In the event the Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.

                 5. Registration of Transfer. The Warrant Certificates may be transferred in whole or in part, provided any such transfer complies with all applicable securities laws. Warrant Certificates to be transferred shall be surrendered to the Company at its principal office. The Company shall execute, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the transfer shall be entitled to receive.

                 The Company shall keep transfer books at its principal office which shall register Warrant Certificates and the transfer thereof. On due presentment of any Warrant Certificate for registration of transfer at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants. All Warrant Certificates presented for registration of transfer or exercise shall be duly endorsed or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company. The Company may require payment of a sum sufficient to cover any tax or other government charge that may be imposed in connection therewith.

                 All Warrant Certificates so surrendered, or surrendered for exercise, or for exchange in case of mutilated Warrant Certificates, shall be promptly canceled by the Company and thereafter retained by the Company until the Expiration Date. Prior to due presentment for registration of transfer thereof, the Company may treat the Registered Holder of any Warrant Certificate as the absolute owner thereof (notwithstanding any notations of ownership or writing thereon made by anyone other





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than the Company), and the Company shall not be affected by any notice to the contrary.

         6. Loss or Mutilation. On receipt by the Company of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of this Warrant Certificate, the Company shall execute and deliver, in lieu thereof, a new Warrant Certificate representing an equal aggregate number of Warrants. In the case of loss, theft or destruction of any Warrant Certificate, the individual requesting issuance of a new Warrant Certificate shall be required to indemnify the Company in a form and amount satisfactory to the Company. In the event a Warrant Certificate is mutilated, such Certificate shall be surrendered and canceled by the Company prior to delivery of a new Warrant Certificate. Applicants for a new Warrant Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

         7. Adjustment of Shares. The number and kind of securities issuable upon exercise of a Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                          (a) Stock Splits, Stock Combinations and Certain Stock Dividends. If the Company shall at any time subdivide or combine its outstanding Shares, or declare a dividend in Shares or other securities of the Company convertible into or exchangeable for Shares, a Warrant for the same Exercise Price shall, after such subdivision or combination or after the record date for such dividend, be exercisable for that number of Shares and other securities of the Company that the Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately before such event. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision, combination or dividend becomes effective.

                          (b) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Shares or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Registered Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall for the





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                 same Exercise Price be entitled to receive, in lieu of the
                 Shares or other securities to which such Registered Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Registered Holder would have owned immediately after such event with respect to the Shares and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately prior to such event.

                 In each case of an adjustment in the Shares or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Registered Holder of such adjustment. Such notice shall set forth in reasonable detail the facts upon which such adjustment is based.

         8. Reduction in Exercise Price at Company's Option. The Company's Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the remaining life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.

         9.      Registration Rights.

(a) If, at any time during the Exercise Period and the three (3) years following any exercise hereunder, the Company proposes to file a registration statement with respect to any class of securities (other than pursuant to a registration statement on Forms S-4 or S-8 or any successor form) under the Securities Act, the Company shall notify the Registered Holder at least twenty (20) days prior to the filing of such registration statement and will offer to include in such registration statement all or any portion of the Warrant Shares. In a written notice to be delivered to the Company within twenty (20) days after receipt of any such notice from the Company, the Registered Holder shall state the number of Warrant Shares that it wishes to register for resale and distribution publicly under the proposed registration statement. The Company will use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to file at least one (1) such registration statement by November 30, 1997. The Company will also use its best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to include within the coverage of each such registration statement (except as hereinafter provided) the Warrant Shares that Registered Holder has advised the Company that Registered Holder wishes to register pursuant to such registration statement for resale and distribution, to prosecute each such registration statement diligently to effectiveness, to cause such registration statement to become effective as promptly as practicable, and to register or qualify the securities so being registered under such state and provincial securities or "blue sky" laws as the Registered Holder may reasonably request. In that regard, the





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Company makes no representations or warranties as to its ability to have any registration statement declared effective.

         All registrations requested pursuant to this Section 9(a) are referred to herein as "Piggyback Registrations." In the event the Company is advised by the staff of the Securities and Exchange Commission, Nasdaq Stock Market or any self-regulatory or state securities agency that the inclusion of the Warrant Shares will prevent, preclude or materially delay the effectiveness of a registration statement filed, the Company, in good faith, may amend such registration statement to exclude the Warrant Shares without otherwise affecting the Registered Holder's rights to any other registration statement herein.

                          (i) Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and if the underwriter thereof advises the Company in writing that in its opinion the number of Warrant Shares requested to be included in such registration statement exceeds the number that can be sold in such offering without materially adversely affecting the distribution of such securities by the Company, then the Company will include in such registration statement first, the securities that the Company proposes to sell and second, the securities requested to be included in such registration statement by selling security holders, such rights to inclusion being apportioned pro rata among the Registered Holder and the other holders of any other securities requesting registration according to the market value of Warrant Shares and other securities requested to be registered.

                          Notwithstanding the above, if any such underwriter shall advise the Company in writing that the distribution of the Warrant Shares being included in the registration statement concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company, then the Registered Holder shall delay its offering and sale for such period ending on the earliest of (a) one hundred eighty (180) days following the effective date of the Company's registration statement, (b) the earliest date that, in the opinion of such underwriter, such adverse effect would no longer be caused, or (c) such date as the Company, managing underwriter and Registered Holder shall otherwise agree. In the event of such delay, the Company shall file such supplements and post-effective amendments and take any such other actions as may be necessary or appropriate to permit such Registered Holder to make its proposed offering and sale for a period of at least ninety (90) days commencing immediately following the end of such period of delay. If any party





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         disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company, the underwriter and the Registered Holder. Notwithstanding the foregoing, the Company shall not be required to include Warrant Shares within the coverage of a registration statement being filed pursuant to this Section 9(a)(i) if, in the opinion of counsel for both the Company and Registered Holder, all of the Warrant Shares proposed to be registered may be immediately transferred pursuant to the provisions of Rule 144 under the Securities Act.

                 (ii) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of securities of the Company, and the underwriter thereof advises the Company in writing that in its opinion the number of Warrant Shares requested to be included in such registration statement exceeds the number which can be sold in such offering without materially adversely affecting the distribution of such securities, then the Company will include in such registration statement the securities requested to be included in such registration statement by selling securityholders on a pro rata basis, with such rights to inclusion being apportioned among the Registered Holder and the other holders of any other securities requesting registration according to the market value of Warrant Shares and other securities requested by them, respectively, to be registered. Notwithstanding the foregoing, the Company shall not be required to include Warrant Shares within the coverage of a registration statement being filed pursuant to this
         Section 9(a)(ii) if, in the opinion of counsel for both the Company and Registered Holder, all of the Warrant Shares proposed to be registered may be immediately transferred pursuant to the provisions of Rule 144 under the Securities Act.

                 (b) If at any time after June 18, 1997 and prior to the third (3rd) anniversary of the earlier of the Expiration Date and the exercise of the final Warrant represented hereby and the Warrant Shares issued or issuable upon exercise of the Warrants represented hereby are not then registered under one or more Piggyback Registrations and then covered by a prospectus complying with the requirements of the Securities Act, the Registered Holder may by written notice to the Company require the Company to file a registration statement under the Securities Act covering such Warrant Shares as the Registered Holder may specify in such notice. A Registered Holder shall be entitled so to require the Company to file a registration statement pursuant to this Section 9(b) on only one (1) occasion. The Company will file such a registration statement within ninety (90) days of receipt of such notice; and thereafter will prosecute such registration statement diligently to effectiveness; will cause such registration statement to become effective as promptly as practicable; will promptly file all such





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supplements and post-effective amendments to such registration statement and take any such other actions as may be necessary or appropriate to make available to Registered Holder on as continuous a basis as is practicable a prospectus meeting the requirements of the Securities Act through the earliest of (a) the date on which the final Warrant Shares have been sold and distributed by Registered Holder, (b) the date on which, in the opinion of counsel for both the Company and Registered Holder, all of the Warrant Shares which Registered Holder then holds may be immediately transferred pursuant to the provisions of Rule 144 under the Securities Act, and (c) April 30, 2002; and will register or qualify the securities so being registered under such state and provincial securities or "blue sky" laws as the Registered Holder may reasonably request. In that regard, the Company makes no representations or warranties as to its ability to have any registration statement or post-effective amendment thereto declared effective.

                 (c) In the event of any registration of a security pursuant to this Section 9, the Company shall indemnify the Registered Holder and its officers, directors and other controlling persons against all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented) relating to such registration, or caused by any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made unless such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Registered Holder expressly for use therein. The Registered Holder shall also indemnify the Company, its officers and directors and each underwriter of the Warrant Shares so registered with respect to losses, claims damages and liabilities caused by any untrue statement or omission made in reliance upon and in conformity with information furnished by the Registered Holder to the Company in writing expressly for use in such registration statement or prospectus.

                 (d)      All expenses of any registration referred to in this
Section 9, except the fees and disbursements of counsel to the Registered Holder, underwriting commissions or discounts and any transfer or other taxes applicable to the transfer of Warrant Shares by the Registered Holder, shall be borne by the Company.

                 (e) Following the exercise of Warrants hereunder and the disposition of Warrant Shares, the Registered Holder shall promptly advise the Company when Registered Holder no longer holds any Warrant Shares acquired through the exercise of Warrants hereunder, and upon the request of the Company, the Registered Holder shall advise the Company from time to time of the number of Warrant Shares then held by Registered Holder.

                 (f) The registration rights granted hereunder to the Registered Holder with respect to Warrant Shares shall also apply to any other shares of the Company's





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Common Stock or other securities issued by the Company other than Warrants which are then held by the Registered Holder and constitute "restricted securities" as that term is defined in Rule 144 promulgated under the Securities Act, on the same basis as if such securities were Warrant Shares.

         10.     Notices. All notices, demands, elections, or requests
                 (however characterized or described) required or authorized hereunder shall be deemed given sufficiently if in writing and sent by registered or certified mail, return receipt requested and postage prepaid, or by facsimile or telegram to the Company, at its principal executive office, and to the Registered Holder, at the address of such holder as set forth on the books maintained by the Company.

         11. General Provisions. This Warrant Certificate shall be construed and enforced in accordance with, and governed by, the laws of the Province of Ontario. Except as otherwise expressly stated herein, time is of the essence in performing hereunder. The headings of this Warrant Certificate are for convenience in reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the 24th day of June, 1997.

                                        COTTON VALLEY RESOURCES CORPORATION, an
                                                  Ontario, Canada corporation

                                        By: /s/ E. A. SOLTERO
                                           -------------------------
                                           Name: E. A. Soltero
                                           Title: CEO





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                      COTTON VALLEY RESOURCES CORPORATION

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                     UNIF GIFT MIN ACT -
TEN ENT - as tenants by the entireties                         Custodian
JR TEN -  as joint tenants with right                     (Cust) (Minor)
          of survivorship and not as                      under Uniform Gifts
          tenants in common                               to Minors Act ______
                                                          (State)

Additional abbreviations may also be used though not in the above list.

                               FORM OF ASSIGNMENT

                 (To be Executed by the Registered Holder if He
                  Desires to Assign Warrants Evidenced by the
                          Within Warrant Certificate)

               FOR VALUE RECEIVED _____________________________________________
hereby sells, assigns and transfers unto ________________________________(____)
Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint ___________________________________Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.
Dated:_______________________   Signature ____________________________________


Notice: The above signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed: _________________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.





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                          FORM OF ELECTION TO PURCHASE

            (To be Executed by the Holder if he Desires to Exercise
                 Warrants Evidenced by the Warrant Certificate)

To Cotton Valley Resources Corporation:

         The undersigned hereby irrevocably elects to exercise
_________________________________ (_____) Warrants, evidenced by the within
Warrant Certificate for, and to purchase thereunder, ________________ ___________________________ (________) full shares of Common Stock issuable upon exercise of said Warrants and delivery of C$_________ and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:

                                        PLEASE INSERT SOCIAL SECURITY OR
                                               TAX IDENTIFICATION NUMBER

------------------------------------------------------------------------
(Please print name and address)

------------------------------------------------------------------------


------------------------------------------------------------------------


         If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised by issued in the name of and delivered to:

------------------------------------------------------------------------
(Please print name and address)

------------------------------------------------------------------------


------------------------------------------------------------------------

                  (SIGNATURES CONTINUED ON FOLLOWING PAGE)





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





Dated: ______________________     Signature: _______________________________

NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever. If signed by any other person, the Form of Assignment hereon must be duly executed by the registered holder in favor of the person so signing, and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.

Signature Guaranteed:
                      _______________________________________________________

ANY SIGNATURE GUARANTY REQUIRED MUST BE PROVIDED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.
--------------------------------------------------------------------------------

                        ADDENDUM TO WARRANT CERTIFICATE

         The 161,351 Common Stock Purchase Warrants herein correspond to $579,000 of secured indebtedness of The Company to Liviakis pursuant to a note and security agreement for $1,000,000 dated June 24, 1997.

         At each time The Company makes an approved additional draw against the note, The Company will issue a Warrant Certificate in the form of the Warrant Certificate to which this addendum is attached in the amount of 0.283 warrants for each additional dollar (over the first $579,000) drawn against the note.





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